948 SA1 0322

SUPPLEMENT DATED MARCH 1, 2022

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED OCTOBER 1, 2021

OF

FRANKLIN K2 LONG SHORT CREDIT FUND

(a series of Franklin Alternative Strategies Funds)

Effective March 1, 2022, the Statement of Additional Information is amended as follows:

I. The following replaces the first paragraph under the “Management and Other Services – Management fees” section on page 70:

Prior to March 1, 2020, the Fund paid the investment manager a fee equal to an annual rate of 1.90% of the value of its net assets. Beginning March 1, 2020 through February 28, 2022, the Fund paid the investment manager a fee equal to an annual rate of 1.60% of the average daily net assets of the Fund. Effective March 1, 2022, the Fund will pay the investment manager a fee equal to an annual rate of 1.50% of the average daily net assets of the Fund.

II. Effective with respect to the calendar quarter ended June 30, 2022, the Statement of Additional Information is amended as follows:

The following replaces the first paragraph under the “Distributions and Taxes – Distributions” section on page 75:

The Fund intends to declare and pay income dividends at least quarterly from its net investment income. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary or appropriate in the Board’s discretion. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Your income dividends and capital gain distributions will be automatically reinvested in additional shares at net asset value unless you elect to receive them in cash. Distributions declared in December to shareholders of record in such month and paid in January are taxable as if they were paid in December.

Please keep this supplement with your statement of additional information for future reference.